Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2015 RESULTS

•	Launched major new product RealTimesTM, and signed up over 2 million users in first 2 months;

•	Achieved continued growth at Rhapsody, which now has over 3 million paying subscribers;

•	Announced sale of Slingo and social casino games for $18 million;

•	Reducing operating expenses and cash burn; and

•	Cash and short-term investments of $111.0 million

SEATTLE - August 5, 2015 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the second quarter ended June 30, 2015.
For the second quarter of 2015, revenue was $34.0 million, compared to $30.6 million in the previous quarter and $40.8 million in the second quarter of 2014.
"During the quarter, we launched RealTimesTM, a breakthrough product which provides the fastest and easiest way for consumers to get the most out of their personal photos and videos," said Rob Glaser, Chairman and CEO of RealNetworks. “RealTimes, which automatically creates personalized stories that can be easily customized and shared, is off to a great start with over 2 million users in the first 2 months.
“We are also pleased to report continued strong growth at the Rhapsody music service, in which we play a significant role and have a large ownership stake, which recently announced that it has surpassed 3 million paying subscribers.
"At the same time that we're investing in the roll out of RealTimes, we are also taking steps to focus RealNetworks on its best opportunities, generating cash from non-core assets and reducing operating expenses. Our announced sale of our Slingo and social casino games business for $18 million is a significant step in support of these objectives."
GAAP net loss for the second quarter of 2015 was $(27.8) million or $(0.77) per diluted share, compared to $(21.0) million or $(0.59) per diluted share in the second quarter of 2014. GAAP results for the second quarter of 2015 include $2.0 million severance and restructuring related to the Company's ongoing cost reduction efforts. Adjusted EBITDA for the second quarter of 2015 was a loss of $(15.2) million, compared to $(13.1) million for the second quarter of 2014. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
As of June 30, 2015, the company had $111.0 million in unrestricted cash, cash equivalents and short-term investments, compared to $134.4 million as of March 31, 2015.

Business Outlook

For the third quarter of 2015, RealNetworks expects total revenue in the range of $29.0 million to $32.0 million and an adjusted EBITDA loss for the third quarter in the range of $(15.0) million to $(18.0) million, excluding the impact of the pending divestiture of the Slingo and social casino games business. Including the impact of the pending sale, we expect total revenue in the range of $27.0 million to $30.0 million and an adjusted EBITDA loss in the range of $(14.0) million to $(17.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: Second Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, August 26, 2015 by calling 866-431-7918 or +1-203-369-0978 (Passcode: 852015).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks, RealPlayer, RealTimes and Slingo are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA (both with and without the impact of the pending games sale), our future growth, profitability, and market position, our strategic focus and initiatives, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended June 30,		Six Months Ended June 30,

	2015	2014	2015	2014
	(in thousands, except per share data)

Net revenue	$33,954	$40,825	$64,551	$86,549
Cost of revenue	19,832	20,786	36,379	39,572
Extinguishment of liability	—	—	—	(10,580)
Gross profit	14,122	20,039	28,172	57,557

Operating expenses:
Research and development	11,801	13,267	24,180	27,326
Sales and marketing	14,047	16,016	26,884	37,739
General and administrative	7,008	8,577	14,291	17,894
Restructuring and other charges	1,964	541	2,449	1,757
Lease exit and related charges	9	470	87	549

Total operating expenses	34,829	38,871	67,891	85,265

Operating income (loss)	(20,707)	(18,832)	(39,719)	(27,708)

Other income (expenses):
Interest income, net	250	180	450	316
Gain (loss) on sale of available for sale securities, net	94	—	393	2,371
Equity in net loss of Rhapsody	(6,916)	(1,802)	(13,096)	(2,640)
Other income (expense), net	(112)	(95)	331	(172)

Total other income (expense), net	(6,684)	(1,717)	(11,922)	(125)

Income (loss) before income taxes	(27,391)	(20,549)	(51,641)	(27,833)
Income tax expense (benefit)	390	480	609	966

Net income (loss)	$(27,781)	$(21,029)	$(52,250)	$(28,799)

Basic net income (loss) per share	$(0.77)	$(0.59)	$(1.45)	$(0.80)
Diluted net income (loss) per share	$(0.77)	$(0.59)	$(1.45)	$(0.80)

Shares used to compute basic net income (loss) per share	36,106	35,890	36,105	35,865
Shares used to compute diluted net income (loss) per share	36,106	35,890	36,105	35,865

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2015	December 31, 2014
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$92,663	$103,253
Short-term investments	18,337	58,453
Trade accounts receivable, net	21,922	15,257
Deferred costs, current portion	305	702
Deferred tax assets, current	645	652
Prepaid expenses and other current assets	9,108	8,980
Total current assets	142,980	187,297

Equipment, software, and leasehold improvements, at cost:
Equipment and software	71,552	74,100
Leasehold improvements	3,737	3,590
Total equipment, software, and leasehold improvements	75,289	77,690
Less accumulated depreciation and amortization	61,886	61,442
Net equipment, software, and leasehold improvements	13,403	16,248

Restricted cash equivalents and investments	3,000	3,000
Investment in and advances to Rhapsody	5,121	10,000
Available for sale securities	2,394	2,676
Other assets	3,187	2,299
Deferred costs, non-current portion	204	316
Deferred tax assets, net, non-current portion	916	999
Other intangible assets, net	9,181	10,109
Goodwill	17,001	17,355

Total assets	$197,387	$250,299

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,241	$18,653
Accrued and other current liabilities	22,803	25,286
Deferred tax liabilities, net, current portion	1,580	1,628
Deferred revenue, current portion	3,637	5,301
Total current liabilities	46,261	50,868

Deferred revenue, non-current portion	124	235
Deferred rent	1,240	1,215
Deferred tax liabilities, net, non-current portion	693	702
Other long-term liabilities	458	81

Total liabilities	48,776	53,101

Shareholders' equity	148,611	197,198

Total liabilities and shareholders' equity	$197,387	$250,299

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2015	2014
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(52,250)	$(28,799)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	4,894	6,145
Stock-based compensation	2,583	3,010
Extinguishment of liability	—	(10,580)
Equity in net loss of Rhapsody	13,096	2,640
Deferred income taxes, net	(23)	10
Gain on sale of available for sale securities	(393)	(2,371)
Realized translation gain	—	(48)
Fair value of warrants, net of mark to market adjustments	(1,128)	—
Interest receivable on advance to Rhapsody	(121)	—
Net change in certain operating assets and liabilities	(10,230)	(785)
Net cash provided by (used in) operating activities	(43,572)	(30,778)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(859)	(1,689)
Proceeds from sale of available for sale securities	459	2,754
Purchases of short-term investments	(8,514)	(48,326)
Proceeds from sales and maturities of short-term investments	48,630	52,663
Acquisitions, net of cash acquired	(161)	(733)
Advance to Rhapsody	(5,000)	—
Other	—	(467)
Net cash provided by (used in) investing activities	34,555	4,202
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	276	580
Tax payments from shares withheld upon vesting of restricted stock	(10)	(307)
Payment of contingent consideration	—	(696)
Net cash provided by (used in) financing activities	266	(423)
Effect of exchange rate changes on cash and cash equivalents	(1,839)	214
Net increase (decrease) in cash and cash equivalents	(10,590)	(26,785)
Cash and cash equivalents, beginning of period	103,253	151,235
Cash and cash equivalents, end of period	$92,663	$124,450

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2015		2014
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$7,344	$8,013	$8,865	$6,565	$8,556	$15,215
Mobile Entertainment (B)	18,515	14,480	17,616	19,190	23,182	19,913
Games (C)	8,095	8,104	9,025	8,402	9,087	10,596
Total net revenue	$33,954	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Product
RealPlayer Group
- License (D)	$4,208	$4,672	$4,496	$3,255	$3,273	$5,018
- Subscriptions (E)	2,435	2,408	2,691	2,680	2,569	2,777
- Media Properties (F)	701	933	1,678	630	2,714	7,420

Mobile Entertainment
- SaaS (G)	18,155	13,298	16,727	17,919	20,175	18,463
- Technology License & Other (H)	360	1,182	889	1,271	3,007	1,450

Games
- License (I)	3,943	3,835	3,854	2,988	3,399	3,849
- Subscriptions (J)	3,373	3,570	3,947	4,320	4,440	5,241
- Media Properties (K)	779	699	1,224	1,094	1,248	1,506

Total net revenue	$33,954	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Geography
United States	$12,303	$12,349	$13,860	$12,280	$15,092	$20,428
Rest of world	21,651	18,248	21,646	21,877	25,733	25,296
Total net revenue	$33,954	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Cloud, RealTimesTM, and SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as our RealPlayer Cloud, RealTimes and SuperPass offerings.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Technology licensing and other revenue within Mobile Entertainment includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2015		2014	2015	2014
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$7,344	$8,013	$8,556	$15,357	$23,771
Cost of revenue	4,317	4,112	3,620	8,429	7,138
Gross profit	3,027	3,901	4,936	6,928	16,633

Gross margin	41%	49%	58%	45%	70%

Operating expenses	13,001	12,375	12,489	25,376	30,276
Operating income (loss)	$(9,974)	$(8,474)	$(7,553)	$(18,448)	$(13,643)

Adjusted EBITDA	$(9,411)	$(7,875)	$(6,893)	$(17,286)	$(12,384)

Mobile Entertainment

Net revenue	$18,515	$14,480	$23,182	$32,995	$43,095
Cost of revenue	13,079	9,506	14,298	22,585	26,248
Gross profit	5,436	4,974	8,884	10,410	16,847

Gross margin	29%	34%	38%	32%	39%

Operating expenses	5,301	5,633	9,424	10,934	19,040
Operating income (loss)	$135	$(659)	$(540)	$(524)	$(2,193)

Adjusted EBITDA	$1,013	$225	$808	$1,238	$469

Games

Net revenue	$8,095	$8,104	$9,087	$16,199	$19,683
Cost of revenue	2,286	2,794	2,717	5,080	5,846
Gross profit	5,809	5,310	6,370	11,119	13,837

Gross margin	72%	66%	70%	69%	70%

Operating expenses	8,719	8,683	8,769	17,402	18,535
Operating income (loss)	$(2,910)	$(3,373)	$(2,399)	$(6,283)	$(4,698)

Adjusted EBITDA	$(2,354)	$(2,783)	$(1,798)	$(5,137)	$(3,472)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	150	135	151	285	340
Extinguishment of liability	—	—	—	—	(10,580)
Gross profit	(150)	(135)	(151)	(285)	(10,240)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	7,808	6,371	8,189	14,179	17,414
Operating income (loss)	$(7,958)	$(6,506)	$(8,340)	$(14,464)	$7,174

Adjusted EBITDA	$(4,449)	$(3,741)	$(5,198)	$(8,190)	$(11,612)

Total

Net revenue	$33,954	$30,597	$40,825	$64,551	$86,549
Cost of revenue	19,832	16,547	20,786	36,379	39,572
Extinguishment of liability	—	—	—	—	(10,580)
Gross profit	14,122	14,050	20,039	28,172	57,557

Gross margin	42%	46%	49%	44%	67%

Operating expenses	34,829	33,062	38,871	67,891	85,265
Operating income (loss)	$(20,707)	$(19,012)	$(18,832)	$(39,719)	$(27,708)

Adjusted EBITDA	$(15,201)	$(14,174)	$(13,081)	$(29,375)	$(26,999)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2015		2014	2015	2014
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(9,974)	$(8,474)	$(7,553)	$(18,448)	$(13,643)
Acquisitions related intangible asset amortization	85	88	125	173	185
Depreciation and amortization	478	511	535	989	1,074
Adjusted EBITDA	$(9,411)	$(7,875)	$(6,893)	$(17,286)	$(12,384)

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$135	$(659)	$(540)	$(524)	$(2,193)
Acquisitions related intangible asset amortization	299	304	628	603	1,235
Depreciation and amortization	579	580	720	1,159	1,427
Adjusted EBITDA	$1,013	$225	$808	$1,238	$469

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,910)	$(3,373)	$(2,399)	$(6,283)	$(4,698)
Acquisitions related intangible asset amortization	312	293	314	605	628
Depreciation and amortization	244	297	287	541	598
Adjusted EBITDA	$(2,354)	$(2,783)	$(1,798)	$(5,137)	$(3,472)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(7,958)	$(6,506)	$(8,340)	$(14,464)	$(7,174)
Other income (expense), net	(112)	443	(95)	331	(172)
Depreciation and amortization	394	430	553	824	998
Lease exit and related charges	9	78	470	87	549
Restructuring and other charges	1,964	485	541	2,449	1,757
Stock-based compensation	1,254	1,329	1,673	2,583	3,010
Extinguishment of liability	—	—	—	—	(10,580)
Adjusted EBITDA	$(4,449)	$(3,741)	$(5,198)	$(8,190)	$(11,612)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(20,707)	$(19,012)	$(18,832)	$(39,719)	$(27,708)
Other income (expense), net	(112)	443	(95)	331	(172)
Acquisitions related intangible asset amortization	696	685	1,067	1,381	2,048
Depreciation and amortization	1,695	1,818	2,095	3,513	4,097
Lease exit and related charges	9	78	470	87	549
Restructuring and other charges	1,964	485	541	2,449	1,757
Stock-based compensation	1,254	1,329	1,673	2,583	3,010
Extinguishment of liability	—	—	—	—	(10,580)
Adjusted EBITDA	$(15,201)	$(14,174)	$(13,081)	$(29,375)	$(26,999)